Long-Term Payables	6 Months Ended
Jun. 30, 2026
Long-Term Payables [Abstract]
LONG-TERM PAYABLES

9. LONG-TERM PAYABLES

The balance of long-term payables represented the amount due to a supplier for purchasing mining equipment in 2022. Pursuant to the agreement and supplemental agreements entered between the parties, the outstanding purchase price is unsecured and subjected to interest rate of 6% per annum until the date of settlement of the outstanding balance. In July 2025, the Company and the supplier entered into supplemental agreements to extend the maturity date of the outstanding balance to June 2028. The Company may initiate early or partial repayments, subject to mutual agreement by both parties. In January 2026, the Company and the supplier entered into supplemental agreements to change the annual interest rate from 6% to 3% since January 1, 2026.